Exhibit 99.3

Appendix May 4, 2021 THERAVANCE BIOPHARMA®, THERAVANCE®, the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners.© 2021 Theravance Biopharma. All rights reserved.

Research and development portfolio of designed molecules: brain, lung, GI and eye Symptomatic nOH (Neurogenic orthostatic hypotension) COPD (chronic obstructive pulmonary disorder) — APPROVED CD (Crohn’s disease) UC DME (diabetic macular edema) Biology DMPK Asthma COVID-19 (ulcerative colitis) Celiac Disease Molecular Design Lung Transplant Rejection Medicinal Chemistry Development and Commercial DMPK, drug metabolism and pharmacokinetics; GI, gastrointestinal. 2 IPF (idiopathic pulmonary fibrosis)

Nezulcitinib (TD-0903) Program Nebulized lung-selective pan-JAK inhibitor to treat: ►Acute hyperinflammation of the lung in COVID-19 ►Chronic inflammation for the treatment and prevention of lung transplant rejection

# Leveraging respiratory expertise for potential acute treatment in response to a global pandemic

**PATIENT POPULATION**

**>149M** patients worldwide[1]

**>32M** US patients[1] → **~2.4%** patients become hospitalized[2]

**CURRENT US TREATMENT LANDSCAPE**

**3 vaccines available via Emergency Use Authorization[3,4]**
**1 approved treatment; 10 available via Emergency Use Authorization[3,4]**

**STRATEGIC OPPORTUNITY**

**TD-0903**

Inhaled lung-specific therapeutic: potential to be used in combination with other treatment modalities (e.g., antivirals) to provide additional therapeutic benefit with reduced risk of systemic immunosuppressive issues that may occur with systemic anti-inflammatories

1. https://coronavirus.jhu.edu/map.html, number as of 4/29. 2. IHME. 3. https://www.fda.gov/drugs/coronavirus-covid-19-drugs/coronavirus-treatment-acceleration-program-ctap#dashboard
4. https://www.fda.gov/emergency-preparedness-and-response/mcm-legal-regulatory-and-policy-framework/emergency-use-authorization#othercurrenteuas

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# Nezulcitinib: Randomized, double-blind, placebo-controlled Ph 2 study in hospitalized patients with COVID-19 requiring oxygen support

## Part 2 Study 0188

**Key inclusion criteria:** Hospitalized patients aged 18–80 y requiring supplemental oxygen to maintain >90% saturation (not requiring IMV) with positive SARS-CoV-2 test <72 h prior to randomization and symptom onset >2–10 d prior to hospitalization

**Countries:** SA, EUR, UK, USA

Randomization

**Nezulcitinib 3 mg* + SOC (n=99)**

**Placebo + SOC (n=99)**

Double-blind once-daily nebulized treatment: 7 days
Total observation: 28 days

Q2'21
Top-line results

### Objectives

- **Primary:** Number of respiratory-free days from randomization through Day 28
- **Secondary:** Tolerability, PK
- **Exploratory**: Clinical status, duration of hospitalization, repeat-dose safety

*Loading dose (double the standard dose) administered on Day 1.
NCT04402866
IMV, invasive mechanical ventilation; PK, pharmacokinetics; SARS-CoV-2, Severe acute respiratory syndrome coronavirus 2; SOC, standard of care, includes remdesivir, dexamethasone, anticoagulation.

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# Potential for nezulcitinib to improve lung immune system balance across disease progression

| | Asymptomatic or pre-symptomatic | Mild illness | Moderate illness | Severe illness | Critical illness | COVID recovery |
|---|---|---|---|---|---|---|
| **Features** | Positive SARS-CoV-2 test; no symptoms | Mild symptoms (e.g., fever, cough, or change in taste or smell); no dyspnea | Clinical or radiographic evidence of LRT disease; oxygen saturation ≥94% | Oxygen saturation <94%; respiratory rate ≥30 breaths/min; lung infiltrates >50% | Respiratory failure, shock, and multiorgan dysfunction or failure | |
| **Testing** | Screening test; if patient has known exposure, diagnostic test | Diagnostic test | Diagnostic test | Diagnostic test | Diagnostic test | |
| **Isolation** | Yes | Yes | Yes | Yes | Yes | |

**Proposed disease pathogenesis**

**Potential treatment**



Viral replication
Inflammation
Antiviral therapy
Antibody therapy
Systemic anti-inflammatory
Prevent progression
Nezulcitinib ongoing program
Aid lung recovery

LRT, lower respiratory tract; SARS-CoV-2, Severe acute respiratory syndrome coronavirus 2.

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# Nezulcitinib: Phase 2 study in hospitalized patients with COVID-19 requiring oxygen support

## Dose Finding Data Study 0188

**Key inclusion criteria:** Hospitalized patients aged 18–80 y requiring supplemental oxygen to maintain >90% saturation (not requiring IMV) with positive SARS-CoV-2 test <72 h prior to randomization and symptom onset >2–10 d prior to hospitalization

**Countries:** SA, EUR, UK, USA

Randomization

- Nezulcitinib 1 mg* + SOC
- Nezulcitinib 3 mg* + SOC
- Nezulcitinib 10 mg + SOC
- Placebo + SOC

Double-blind once-daily nebulized treatment (n=25): 7 days

Total observation: 28 days

Q1'21 Data Reported

### Objectives

- **Primary:** Repeat-dose safety, tolerability, PK, oxygenation and biomarkers

### Results

- Nezulcitinib was generally well-tolerated, with no drug-related SAEs
- Low, dose-dependent systemic exposure at all doses
- Positive trend vs placebo in improving clinical status, oxygenation and reducing hospital stay
- No deaths in nezulcitinib 3 and 10 mg cohorts vs 2 on placebo and 1 in 1 mg cohort

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*Loading dose (double the standard dose) administered on Day 1.
NCT04402866
https://www.medrxiv.org/content/10.1101/2021.03.09.21252944v1
IMV, invasive mechanical ventilation; PK, pharmacokinetics; SAEs, serious adverse events; SARS-CoV-2, Severe acute respiratory syndrome coronavirus 2; SOC, standard of care.

7

https://www.medrxiv.org/content/10.1101/2021.03.09.21252944v1 CRP, C-reactive protein; IL, interleukin; PK, pharmacokinetics; RAGE, receptor for advanced glycation end-products; S/F ratio, ratio of oxygen saturation in the blood vs the flow of oxygen administered to the patient. 8 Overall conclusions from Nezulcitinib Phase 2 dose finding data Study 0188

Nezulcitinib appears to stabilize clinical status within 7 days, compared to placebo Nezulcitinib showed a positive trend toward more clinical improvement 50% of placebo patients required mechanical ventilation by Day 6 100 Placebo Nezulcitinib 10 mg Nezulcitinib 1 mg Nezulcitinib 3 mg 7 6 5Hosp, requiring supplemental O2 % Patients Hosp, not requiring suppl O2, but 40(whether or not related to COVID-19) 3 2 1 0 1234567 123456712345671234567 Day Not hosp, no limitations on activities Placebo pooled from Cohorts 1–3. https://www.medrxiv.org/content/10.1101/2021.03.09.21252944v1 ECMO, extracorporeal membrane oxygenation; Hosp, hospitalized; Suppl, supplemental. 9

Nezulcitinib shows numerical improvement in clinical status compared to placebo through 28 days 2 deaths on placebo and 1 death on 1 mg, but none on 3 and 10 mg groups More patients out of hospital and with no limitations by Day 28 with nezulcitinib than placebo 100 Placebo Nezulcitinib 10 mg Nezulcitinib 1 mg Nezulcitinib 3 mg 7 6 5Hosp, requiring supplemental O2 % Patients Hosp, not requiring suppl O2, but 40(whether or not related to COVID-19) 3 2 1 0 17142128 171421281714212817142128 Day Not hosp, no limitations on activities Placebo pooled from Cohorts 1–3. https://www.medrxiv.org/content/10.1101/2021.03.09.21252944v1 ECMO, extracorporeal membrane oxygenation; Hosp, hospitalized; Suppl, supplemental. 10

Nezulcitinib lung-selective profile demonstrates low plasma exposure Day 7 steady-state exposures of nezulcitinib approximately dose proportional Initial loading dose on Day 1 for 1 mg and 3 mg doses in order to achieve near-steady-state exposures as quickly as possible Plasma exposures were low relative to estimated IC50 for systemic JAK inhibition Mean Nezulcitinib Plasma Concentration, ng/mL (SD) 100 10 1 0.1 0.01 0 Day 7 PK JAK protein-adjusted IC50 481224 Time (hr) 10 mg 3 mg 1 mg https://www.medrxiv.org/content/10.1101/2021.03.09.21252944v1 Hr, hour; IC50, inhibitory concentration at which 50% of JAK signaling is blocked; JAK, Janus kinase; PK, pharmacokinetics; SD, standard deviation. 11

Nezulcitinib 3 mg showed positive trend in improving blood oxygenation versus placebo as measured by S/F Ratio 150 S/F Ratio Mean SaO2/FiO2 Ratio Change From Baseline (SEM) Nezulcitinib 3 mg 50 0 -50 Placebo -100 1 234567 Day Nezulcitinib 3 mg progressed to Phase 2 Part 2 with data expected Q2 2021 https://www.medrxiv.org/content/10.1101/2021.03.09.21252944v1 SEM, standard error of mean; S/F ratio, ratio of oxygen saturation in the blood vs the flow of oxygen administered to the patient. 12

Nezulcitinib 3 mg reduces relevant systemic biomarkers 400 CRPIL-6 400 400 IL-10 400 Soluble RAGE % Difference in GM From BL (95% CI) 300 300 300 200 200 200 200 100 0 -100 41.0 -74.9 100 0 -100 -35.5 -80.2 100 0 -100 -24.0 -70.1 100 0 -100 -36.9 -83.0 -200 -200 -200 -200 Placebo Nezulcitinib 3 mg https://www.medrxiv.org/content/10.1101/2021.03.09.21252944v1 BL, baseline; CI, confidence interval; CRP, C-reactive protein; GM, geometric mean; IL, interleukin; RAGE, receptor for advanced glycation end-products. 13

Ampreloxetine (TD-9855) Once-daily norepinephrine reuptake inhibitor to treat symptomatic neurogenic orthostatic hypotension

# Reduced quality of life, significant caregiver burden and limited therapeutic options for symptomatic nOH patients



**PATIENT POPULATION**

**~350K** US patients[1]

**~700K** APAC patients[2]

**~700K** EU patients[3]

nOH is a symptom of MSA, PAF and PD
70–80% of MSA patients[4], and
30–50% of PD patients[5] have nOH[6]

**CURRENT TREATMENT LANDSCAPE**

**Current treatments (midodrine, fludrocortisone, droxidopa) have significant limitations**

- Subset of patients do not respond
- None demonstrate durable effect
- Safety profiles that limit use
- Require multiple daily dosing

**STRATEGIC OPPORTUNITY**

# Ampreloxetine

Designed to reduce symptoms of nOH by prolonging the effect of endogenous norepinephrine with the potential to provide a meaningful and durable symptom improvement to underserved patients

Theravance Biopharma
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1. https://www.parkinson.org/Understanding-Parkinsons/Statistics; https://www.ninds.nih.gov/Disorders/Patient-Caregiver-Education/Fact-Sheets/Multiple-System-Atrophy.
2. IQVIA Research 3. https://www.sciencedirect.com/science/article/abs/pii/S0924977X05000702; https://emedicine.medscape.com/article/1154583-overview#a6; Vanacore N, Bonifati V, Fabbrini G, Colosimo C, De Michele G, Marconi R, et al. Epidemiology of multiple system atrophy. ESGAP Consortium. European Study Group on Atypical Parkinsonisms. Neurol Sci. 2001 Feb. 22(1):97-9. [Medline]. 4. Mathias C, et al. J Neurol 1999;246:893-8. 5. Ha AD, et al. Parkinsonism Relat Disord 2011;17:625-8. 6. Not all patients are treated with prescription medication.
APAC, Asian and Pacific; MSA, multiple system atrophy; PAF, pure autonomic failure; PD, Parkinson's Disease; nOH, neurogenic orthostatic hypotension.

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# Designed to reduce symptoms of nOH by prolonging the effect of endogenous norepinephrine



NE Release at Neurovascular Junction
Systolic Blood Pressure
Untreated nOH
AXON TERMINAL
NE
NET
DENDRITE
Vasodilation
↓ Blood pressure
Normal
Syncope
+ Ampreloxetine
NET
Ampreloxetine
Vasoconstriction
↑ Blood pressure
Normal
Reduction in syncope

- ✓ Increased standing blood pressure
- ✓ Increased brain perfusion
- ✓ Reduce symptoms of symptomatic nOH[1]

Theravance Biopharma
Medicines That Make a Difference

Palma JA, Kaufmann H. Mov Disord Clin Pract 2017;4:298-308.
NE, norepinephrine; NET, norepinephrine transporters; nOH, neurogenic orthostatic hypotension.

16

Baseline OHSA #1 (Orthostatic Hypotension Symptom Assessment Question 1) >4 points. Negative change indicates improvement in symptoms; improvement of 1 point is defined as the MCID (minimal clinically important difference). nOH, neurogenic orthostatic hypotension; SD, standard deviation. 17 Ampreloxetine: Potential to provide meaningful and durable symptom improvement to underserved patients Ampreloxetine Phase 2 data in nOH; 20 weeks of treatment Efficacy Durability Withdrawal Considered clinically meaningful Mean (SD) change from baseline in OHSA #1 score 2 1 0 -1 -2 -3 -4 -5 -6 -7 04812162024 n=17n=13n=7n=6 Week

# Ampreloxetine: Phase 3 registrational program Randomized, double-blind, placebo-controlled study

SEQUOIA
An ampreloxetine study for snOH

## Study 0169

**Key inclusion criteria:** Age >30 y with symptomatic nOH with OHSA #1 score ≥4

**Countries:** Australia, Canada, Europe, New Zealand, Russia, UK, US

**N=188**
Randomization

**Ampreloxetine**

**Placebo**

Once-daily 10 mg oral dose:
4 weeks

Q3’21
Efficacy Data

## Objectives

- **Primary:** Change from baseline in OHSA #1 score at Week 4*
- **Secondary:**
  - Change from baseline in OHSA composite score over 4 wk
  - Change from baseline in OHDAS composite score over 4 wk
  - PGI-C at Week 4
  - Incidence of falls

## Status

- Phase 3 registrational program ongoing
- All participants who complete Study 0169 are eligible for Study 0170

Theravance Biopharma
Medicines That Make a Difference

Note: Ampreloxetine Phase 3 registrational program is comprised of Studies 0169 and 0170; Study 171 safety data through week 26 will be included
*Orthostatic Hypotension Symptom Assessment Question 1: negative change indicates improvement in symptoms; improvement of 1 point is defined as the MCID (minimal clinically important difference).
Discontinuation rates for the Phase 3 trials as of Jan. 2020: 0169 – 5.3%.
nOH, neurogenic orthostatic hypotension; OHDAS, orthostatic hypotension daily activities scale; OHSA, Orthostatic hypotension symptom assessment; PGI-C, patient global impression of change. NCT03750552

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# Ampreloxetine: Phase 3 registrational program Placebo-controlled, randomized withdrawal study

REDWOOD
An ampreloxetine study for snOH

## Study 0170

**Key inclusion criteria:** Age >30 y with symptomatic nOH with OHSA #1 score ≥4

**Countries:** Argentina, Australia, Canada, Europe, New Zealand, Russia, UK, US

Ampreloxetine

N=258

Open-label once-daily 10 mg oral dose: 16 weeks

Randomization

Ampreloxetine

Placebo

Once-daily 10 mg oral dose: 6 week withdrawal phase

Q3'22 Top-line results

## Objectives

- **Primary:** 1-pt worsening from baseline in both OHSA #1 score* and PGI-S during withdrawal phase
- **Secondary:** Changes from baseline at Week 6 post-randomization
  - OHSA #1
  - OHSA composite score
  - OHDAS composite score
  - PGI-S
  - % Time spent standing
  - Average no. of steps taken

## Status

- Phase 3 registrational program ongoing
- All participants who complete Study 0170 are eligible for Extension Study 0171

*Negative change indicates improvement in symptoms; improvement of 1 point is defined as the MCID (minimal clinically important difference).
Discontinuation rates for the Phase 3 trials as of Jan. 2020: 0170 – 33.3%.
NCT03829657
nOH, neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; PGI-S, patient global impression of disease severity.

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Ampreloxetine: Phase 3 registrational program 6-month safety study + 3-year optional extension Key inclusion criteria: patients who completed Study 0170 and, in investigator’s opinion, would benefit from long-term treatment with ampreloxetine Countries: Argentina, Australia, Canada, Europe, New Zealand, Russia, UK, US Ampreloxetine Study 0171 Q3’22 Top-line results* Once-daily oral dose: 182 weeks Primary endpoints Through Week 26: Physical and neurological exams Vital signs ECGs Clinical laboratory tests Concomitant medications AEs Treatment compliance Incidence of falls Changes from baseline in C-SSRS Status Includes patients who completed Study 0170 *Through week 26; for FDA filing NCT04095793 AE, adverse event; C-SSRS, Columbia Suicide Severity Rating Scale; ECG, electrocardiogram. 20

Source: Theravance Biopharma Clinical Operations. 21 Global clinical trials are being decentralized along a continuum Traditional Trial Operations Decentralized Trial Site-centric operating model Burden on site resources Patient burden Patient-centric model Leverage technology for remote visits, monitoring and data collection Established home health and distribution channels

Ampreloxetine: has the potential to transform Theravance Biopharma into an independent commercial biopharma Established disease, targeted market A strong value proposition MSA, multiple system atrophy; PD, Parkinson’s disease; QoL, quality of life; snOH, symptomatic neurogenic orthostatic hypotension. 22 Established nOH treatment paradigm nOH is included in medical treatment guidelines for PD and MSA patients; once diagnosed, patients get on drug treatment quickly Manageable opportunity TBPH’s infrastructure capable of commercializing ampreloxetine in the US with limited and targeted additions to current resources Specialist networks in place A concentrated group of neurologists and cardiologists treat patients with nOH; ‘at risk’ patients already identified and managed by specialty institutions Understanding of current access barriers Meaningful value proposition will drive patient access; Ampreloxetine has the potential to improve the durability of treatment effect and thereby reduce costly events associated with nOH An urgency to treat Physicians report high urgency to treat snOH due to the high impact on patients’ QoL, high risk of injury from falls and caregiver burden Established patient advocacy Strong message from PD and MSA advocacy groups that patients need new therapies to better manage nOH

Izencitinib (TD-1473/JNJ-8398) Oral gut-selective pan-JAK inhibitor to treat inflammatory bowel diseases

# Need for new medicines to treat inflammatory bowel disease

**PATIENT POPULATION**

**6.8M** global cases, 2017[1]

**1.6M** current US patients[2]

Current US patients **780K** CD cases[3] **907K** UC cases[4]

**$16B** global IBD treatment market, 2018[5]

**$31B** US disease burden[2]

**CURRENT TREATMENT LANDSCAPE**

Standard of care:
**Biologics have become the mainstay of treatment in moderate-to-severe patients**

Steroids, immunosuppressants, and TNF inhibitors associated with side effects that further decrease HRQoL

**STRATEGIC OPPORTUNITY**

**Izencitinib** Gut-selective agent: if used earlier in the course of disease, has potential to be a new cost-effective therapy option that reduces associated disease management costs and improves patient HRQoL

Theravance Biopharma
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1. GBD 2017 Inflammatory Bowel Disease Collaborators. Lancet 2020;5:17-30. 2. https://www.crohnscolitisfoundation.org/sites/default/files/2019-02/Updated%20IBD%20Factbook.pdf.
3. https://www.healthline.com/health/crohns-disease/facts-statistics-infographic 4. https://med.stanford.edu/news/all-news/2020/02/stanford-scientists-link-ulcerative-colitis-to-missing-gut-micro.html
5. https://www.transparencymarketresearch.com/inflammatory-bowel-disease.html
CD, Crohn's disease; HRQoL, health-related quality of life; IBD, inflammatory bowel disease; TNF, tumor necrosis factor; UC, ulcerative colitis.

24

# JAK-STAT pathway: orchestrating signaling of multiple pro-inflammatory cytokines



α
β
γ
JAK
JAK
JAK inhibitor
STAT
STAT
STAT
P
P
STAT
STAT
P
P
NUCLEUS
STAT-induced Inflammation
γc cytokines (IL-2, IL-4, IL-7, IL-9, IL-15, IL-21)
JAK1 JAK3
Type 1 IFNs, IL-10 family
JAK1 Tyk2
IL-6, IL-11, IL-13, IL-27, IL-31, IL-35
Tyk2
JAK1 JAK2
IFNγ
JAK1 JAK2
IL-12, IL-23
JAK2 Tyk2
EPO, TPO GM-CSF, IL-3, IL-5
JAK2 JAK2

Theravance Biopharma
Medicines That Make a Difference

Clark JD, et al. J Med Chem 2014; 57:5023-5038.
EPO, erythropoietin; GM-CSF, granulocyte-macrophage colony-stimulating factor; IFN, interferon; IL, interleukin; JAK, Janus kinase; STAT, signal transducer and activator of transcription; TPO, thrombopoietin; Tyk, tyrosine kinase.

25

# **Izencitinib:** Phase 2 study in Crohn's disease

## DIONE STUDY Study 0173

**Key inclusion criteria:** Age ≥18 y with moderately-to-severely active CD (CDAI 220–450) with corticosteroid dependence or failure of conventional or biologic therapy

**Countries:** Africa, Asia, Australia, EU, Middle East, New Zealand, UK, USA


N=160
Randomization
Izencitinib*
Placebo
Izencitinib
Late Q4'21
Early Q1'22
Topline results
Ph 2 dose-finding induction: once-daily oral dose for 12 weeks
Active treatment extension: once-daily oral dose for 48 weeks

### Endpoints

- **Primary:** Improvement in CDAI score at week 12 in patients with moderately to severely active CD
- **Exploratory:**
  - Clinical response measured by CDAI at 12 weeks
  - CDAI clinical remission at 12 weeks
  - SES-CD change from baseline to Week 12
  - Endoscopic response [Time Frame: 12 weeks]
  - SFAP clinical remission [Time Frame: 12 weeks]

### Status

- Ongoing

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Medicines That Make a Difference

*2 izencitinib doses.
NCT03635112
CD, Crohn's disease; CDAI, Crohn's Disease Activity Index; SES-CD, Simple Endoscopic Score for Crohn's Disease; SFAP, Stool Frequency and Abdominal Pain.

26

# Izencitinib: Phase 2b Induction study in ulcerative colitis

## RHEA PROGRAM Study 0157

**Key inclusion criteria:** Age ≥18 y with moderately-to-severely active UC with corticosteroid dependence or failure of conventional or biologic therapy

**Countries:** Africa, Asia, Australia, EU, Middle East, North America, Japan


Randomization
N=240
Izencitinib*
Placebo
Ph 2b dose-finding induction: once-daily oral dose for 8 weeks
Q3'21
Ph 2b Induction Study data readout
Ph 3 Induction Study starts after dose selection
Responders from Ph 2b and Ph 3 Induction
Izencitinib
Placebo
Ph 3 maintenance: once-daily oral dose for 44 weeks

### Endpoints

- **Primary:**
  - Change from baseline in tMS at Week 8
- **Secondary:**
  - Clinical remission by aMS components

### Status

- Ph 3 Maintenance ongoing

*3 izencitinib doses.
NCT03758443
aMS, adapted Mayo Score; tMS, total Mayo Score; UC, ulcerative colitis.

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# Izencitinib: Phase 3 studies in ulcerative colitis

## RHEA PROGRAM Study 0157

**Key inclusion criteria:** Age ≥18 y with moderately-to-severely active UC with corticosteroid dependence or failure of conventional or biologic therapy

**Countries:** Africa, Asia, Australia, EU, Middle East, North America, Japan

Ph 3 Induction Study starts after dose selection from Ph 2b Induction

Randomization

N=640

Izencitinib

Placebo

Ph 3 dose-confirming induction: once-daily oral dose for 8 weeks

Responders from Ph 2b and Ph 3 Induction

Izencitinib

Placebo

Ph 3 maintenance: once-daily oral dose for 44 weeks

### Endpoints

- **Primary:**
  - Induction & Maintenance: clinical remission by aMS components at Week 8 and mWeek 44
- **Secondary:**
  - Induction & Maintenance: endoscopic healing, symptomatic remission, clinical response by aMS, mucosal healing, maintenance of clinical response, corticosteroid-free remission, maintenance of clinical remission

### Status

- Phase 3 Induction study to begin post Phase 2b completion
- Phase 3 Maintenance study ongoing

Theravance Biopharma
Medicines That Make a Difference

NCT03758443
aMS, adapted Mayo Score; mWeek, maintenance Week; UC, ulcerative colitis.

28

NCT03758443 UC, ulcerative colitis. 29 Study 0164 Key inclusion criteria: Eligible patients from Ph 3 Maintenance Study of Protocol 0157 Countries: Africa, Asia, Australia, EU, Middle East, North America, Japan Izencitinib Long-term treatment 156 weeks (3 years) Endpoints Primary: –Assess the safety and tolerability of izencitinib administered for up to 3 years in patients with moderate-to-severe UC after participation in the Protocol 0157 Maintenance Study

Pan-JAK inhibitors can prevent transplant rejections Noninferiority trial of tofacitinib vs cyclosporine (CsA) in kidney transplant recipients1 Tofacitinib is superior to CsA in efficacy measures Increased infection risk with tofacitinib over CsA Tofacitinib Acute Rejection First BPAR Rate (%) IF/TA (%) 10 5 0 Month 6 CsA Chronic Rejection * 40 30 20 10 0 Month 12 CMV diseaseSerious infection 53 24 25 5 12-month Kaplan-Meier estimates, % (SE) 40 20 0 TofacitinibCsA 1. Vincenti F, et al. Am J Transplant 2015;15:1644-53. *p<0.001 vs CsA. BPAR, biopsy-proven acute rejection; CMV, cytomegalovirus; IF/TA, interstitial fibrosis/tabular atrophy; JAK, Janus kinase; SE, standard error; TWC2, time-weighted 2-h post-dose concentrations. 30 JAK inhibition was superior to cyclosporine in prevention of acute and chronic rejections Serious infections increased with systemic JAK inhibitors including CMV

TD-8236 Potential first inhaled JAKi for asthma

# High medical and economic burden in uncontrolled asthma

**PATIENT POPULATION**

**339M**
cases worldwide[1]

**25M**
US cases
8% of adults
8% of children[2]



Moderate
16
14
Severe*
25
61

**Healthcare utilization[3]**

**~$58B** US medical costs[4]

**~$15B** US asthma market (October 2020)[5]

**CURRENT TREATMENT LANDSCAPE**

**ICS + LABA** (often fail to control disease)

**Approved biologics** (affect subsets of patients)

- XOLAIR (omalizumab)
- NUCALA (mepolizumab)
- CINQAIR (reslizumab)
- FASENRA (benralizumab)
- DUPIXENT (dupilumab)

Step-up for severe asthma: LTRAs, tiotropium, OCS, biologics

JAK/STAT cytokines implicated in moderate-to-severe asthma

| T2-high | T2-low |
|---|---|
| **IL-4** | **IL-23**/IL-12 |
| **IL-13** | **IL-6** |
| **IL-5** | IL-27 |
| **TSLP** | IFN-γ |

Bold: biologics in development or approved.

**STRATEGIC OPPORTUNITY**

**TD-8236**

Potential to transform the treatment of respiratory inflammation by treating moderate-to-severe asthma regardless of T2 phenotype, including patients who remain symptomatic despite compliance on high-dose ICS

Theravance Biopharma
Medicines That Make a Difference

*Asthma that requires high-dosage ICS + LABAs to prevent the disease from being uncontrolled) or asthma that remains uncontrolled despite treatment.
1. World Health Organization; 2. https://www.aafa.org/asthma-facts/; 3. Sadatsafavi, M., et al. Can Respir J 2010;17:74-80. 4. Nurmagambetov T, et al. Ann Am Thorac Soc 2018;15:348-56; 5. TBPH estimate based on multiple data sources. ICS, inhaled corticosteroids; IFN, interferon; IL, interleukin; JAK, Janus kinase; LABA, long-acting β2 agonists; LTRA, leukotriene receptor antagonist; OCS, oral corticosteroid; STAT, signal transducer and activator of transcription; T2, type 2; TSLP, thymic stromal lymphopoietin.

32

TD-8236: Phase 1 clinical trial design Parts A & B completed September 2019; Part C enrollment completed — data reported in Q4 2020 Part C: MoA Biomarkers (Moderate-to-severe asthmatics + ICS) 4500 µg All cohorts: N=6 active/2 Placebo N=16 active/8 placebo 1500 µg 1500 µg 50 µg 150 µg T2-dominant, n=8 Non-T2-dominant, n=8 CXCL, chemokine (C-X-C motif) ligand; FeNO, fractional exhaled nitric oxide; ICS, inhaled corticosteroids; IFN, interferon; IgE, immunoglobulin E; IL, interleukin; ILC2, type 2 innate lymphoid cells; MAD, multiple-ascending dose; MoA, Mechanism of Action; PK, pharmacokinetic; PD, pharmacodynamic; pSTAT, phosphorylated signal transducer and activator of transcription; SAD, single-ascending dose; T2, type 2; Th2, T helper type 2; TSLP, thymic stromal lymphopoietin. 33 Part B: MAD (Mild asthmatics) Safety, PK, PD (FeNO) D 1 2 3 4 5 6 7 4 0 00 µ g 1 5 00 µ g Goal: build confidence in compound, MoA and dose in early-development Endpoints: FeNO; pSTAT1 and pSTAT6 in bronchoalveolar lavage fluid; cytokines; epithelial gene expression ✓ 150 µg

FeNO, fractional exhaled nitric oxide; ICS, inhaled corticosteroids; JAK, Janus kinase; PK, pharmacokinetic; PD, pharmacodynamic; pSTAT, phosphorylated signal transducer and activator of transcription; T2, type 2. 34 Biomarkers of JAK target engagement (pSTAT1 and pSTAT6) significantly reduced in lungs of T2 high and T2 low moderate/severe asthmatics on top of ICS Ongoing analysis of effect of TD-8236 on additional biomarkers including cytokines and gene expression

No impact of TD-8236 on the Late Asthmatic Response (LAR) Significant reductions in inflammation marker (FeNO) and favorable safety and tolerability Late Asthmatic Response 150 µg 1500 µg Favors TD-8236 Favors Placebo Difference from Placebo, Liters (LS Means ± 95% CI) 0.2 Day 14Day 7 Favors Placebo Favors TD-8236 Difference from Placebo, % (LS Means ± 95% CI) 30 20 10 Day 14 0.0 -0.2 -0.4 -0.01 n=22 -0.04 n=20 0 -10 -20 -30 -40 -50 4.28 n=22 -20.16 n=24 -3.72 n=22 -26.87 n=23 Primary Endpoint: Weighted Mean Area Under the Curve, 3–8 h. CI, confidence interval; FeNO, fractional exhaled nitric oxide; LS, least-squares. 35 TD-8236 was generally well tolerated as a single-daily dose administered for 14 consecutive days

TD-8236 FeNO reductions consistent across Phase 1 and 2 150 µg 1500 µg Phase 1 (Part B) Mild Asthmatics Difference from Placebo (%) (LS Means ± 95% CI) Phase 2 (LAC) Mild Asthmatics Phase 1 (Part C) Moderate–Severe Asthmatics + ICS Day 7Day 7Day 14Day 7 30 20 10 4.28 0 -10 -20 -30 -40 -50 -7.65 n=6 -24.90 n=6 n=22 -20.16 n=24 -3.72 n=22 -26.87 n=23 Favors TD-8236 Favors Placebo n=8 CI, confidence interval; FeNO, fractional exhaled nitric oxide; ICS, inhaled corticosteroids; LAC, lung allergen challenge; LS, least-squares. 36 FeNO reductions observed in moderate-to-severe asthmatics taking inhaled corticosteroids

TD-5202 Organ-gut selective irreversible JAK3 inhibitor to treat inflammatory intestinal diseases

Celiac disease has no current treatments and serious health consequences PATIENT1% 3.3M 2,3 4–4.5x >2x POPULATION Global prevalence1 US patients increase in US over past 50 y4 higher healthcare costs than controls5 CURRENT TREATMENT LANDSCAPE No approved treatment Normal Celiac STRATEGIC OPPORTUNITY TD-5202 Organ-gut selective irreversible JAK3 inhibitor: potential to deliver significant value for both patients and payers 1. http://www.drschaer-institute.com/us/celiac-disease/epidemiology-1033.html; 2. 1% prevalence in US, BeyondCeliac.org; 3. 2018 US population 327M Census.gov. 4. Reunala T, et al. Nutrients 2018;10;pii: E602; 5. Guandalini et al. Digestive Diseases Sciences 2016;61:2823-30; 6. Theravance Market Research. JAK, Janus kinase. 38

# JAK3-dependent cytokines play central role in pathogenesis of celiac disease



CD Pathogenesis
Gluten peptides
INTESTINAL LUMEN
INTESTINAL EPITHELIUM
LAMINA PROPIA
IE-CTL
IEL
IL-15
IFNγ
IL-2
IL-21
GLUTEN-SPECIFIC TH1 CELLS



IL-2, IL-4, IL-7, IL-9, IL-15, IL-21
α
β
γ
IMMUNE CELL
P
JAK1
JAK3
STAT
NUCLEUS

- Proof-of-relevance from recent positive Phase 2 data with systemic JAK3 inhibitor in alopecia areata, another T-cell mediated disease
- Localized JAK3 inhibition has the potential to avoid systemic immunosuppression (genetic JAK3 deficiency leads to severe immunodeficiency)

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Figure adapted from Jabri B and Sollid L. J Immunol 2017;198:3005-14.
CD, Crohn's disease; IE-CTL, intraepithelial cytotoxic lymphocyte; IEL, intraepithelial lymphocyte; IFN, interferon; IL, interleukin; JAK, Janus kinase; STAT, signal transducer and activator of transcription; Th1, T helper 1 cells.

39

# TD-5202 First-in-human overall results summary

## TD-5202: generally well-tolerated (single dose ≤2000 mg, multiple doses ≤1000 mg BID) for 10 consecutive days in healthy subjects

- No serious or severe AEs were reported
- All treatment-emergent AEs in TD-5202-treated subjects were mild in severity

- No clinically significant changes from baseline in vital signs and ECG assessments
- No clinically significant changes in chemistry or hematology parameters
  - No changes in NK cell count

- Systemic exposures were dose proportional from 100 to 1000 mg BID
- Low steady-state systemic exposures: mean $C_{max,ss}$ ~11-fold below the protein-adjusted JAK $IC_{50}$ at the highest tested dose (1000 mg BID), consistent with a gut-selective approach

AE, adverse event; BID, twice daily; $C_{max,ss}$, maximal steady-state concentration; ECG, electrocardiogram; $IC_{50}$, inhibitory concentration at which 50% of JAK signaling is blocked; JAK, Janus kinase; $IC_{50}$, NK, natural killer.

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40

Inhaled ALK5i Potential best-in-disease therapy for the treatment of idiopathic pulmonary fibrosis (IPF)

# Idiopathic pulmonary fibrosis (IPF) remains a fatal chronic lung disease with limited treatment options

PATIENT POPULATION

**140,000**

US prevalence; currently orphan disease[1,2]

Profound dyspnea, unrelenting cough, impairment of activities of daily living

Mortality with IPF remains high

**Lungs with IPF[3]**


Fibrosis (scarring) in lungs
Damaged bronchioles and alveoli
Fibrosis between alveoli (greatly decreased gas exchange)
Detailed view with IPF

CURRENT TREATMENT LANDSCAPE

**Limited treatment options**

**2** currently approved therapies, with modest efficacy and poor tolerability

STRATEGIC OPPORTUNITY

**Inhaled ALK5i**

Potential first-in-class inhaled ALK5 inhibitor anti-fibrotic agent for IPF
Despite treatment with the current SoC, IPF patients continue to experience disease progression and exacerbation

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1. Raghu G, et al. Lancet Resp. 2014: 2(7):566-572; 2. Raghu G, et al. Eur Respir J. 2016: 48(1):179-186; 3. National Heart Lung and Blood Institute (NIH), Public Domain, https://commons.wikimedia.org/w/index.php?curid=29590103.
ALK5i, transforming growth factor β receptor I kinase inhibitor; Soc, Standard of Care.

42

Significant opportunity remains for effective IPF treatments Male Female Probability of Survival 0.6 0.4 0.2 0.0 051015 Goal To arrest disease progression with improved tolerability Mortality with IPF remains high –<50% alive 3 years after diagnosis1 1. King TE, et al. Am J Respir Crit Care Med 2001;164:1171-81. IPF, idiopathic pulmonary fibrosis. 43

Targeting the TGFβ pathway A core signaling pathway that drives fibrosis Normal TYPE 2 TYPE 1 ALVEOLAR EPITHELIAL CELLS (AEC) AEC damage Stimuli Genetic susceptibility Repetitive injury Fibrogenesis, proliferation TGFβ Collagen deposition MYOFIBROBLASTS SCARRING TISSUES TGFβ, transforming growth factor β. 44

# Selectively targeting the TGFβ pathway through ALK5 inhibition

Inhibiting a core signaling pathway that drives fibrosis regardless of activation mechanism



Activation:
Multiple αν integrins
Proteases
Thrombospondin
Free Radicals
Latent TGFβ
TGFR2
TGFR1 (ALK5)
P
P
ALK5i
ERK
PI3K
Smad2/3
p38
JNK
Rho
Fibroblast to Myofibroblast Transition (FMT)
Increased extracellular matrix
Increased αSMA
Increased migration
FIBROBLASTS
IPF progression
MYOFIBROBLASTS

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Adapted from: Neuzillet C, et al. Oncotarget 2013;5:78–94.
αSMA, α-smooth muscle actin; ERK, extracellular signal-regulated kinase; IPF, idiopathic pulmonary fibrosis; JNK, c-Jun N-terminal kinase; PI3K, phosphatidylinositol-4,5-bisphosphate 3-kinase; Smad2/3, mothers against decapentaplegic homolog 2/3; TGFR (ALK5), transforming growth factor receptor.

45

ALK5i, transforming growth factor β receptor I kinase inhibitor; αSMA, α-smooth muscle actin; FMT, fibroblast to myofibroblast transition. 46 % inhibition of αSMA FMT Negative control SMA expressed ALK5i treated SMA reduced Reference Standard ALK5i 150 100 50 0 -9 -8 -7 Log [M] -6 -5

https://www.tga.gov.au/sites/default/files/auspar-nintedanib-esilate-160208.pdf. Ogura T, et al. Eur Respir J. 2015;45:1382-92. Cmax, maximal concentration; FMT, fibroblast to myofibroblast transition; IC50, half maximal inhibitory concentration. 47 Clinical Cmax Unbound1,2 Nintedanib IC50 Pirfenidone IC50 Pirfenidone -10-9-8-7-6-5-4-3-2-10 Log [M]

Modified from: Akhurst RJ, Hata A. Nat Rev Drug Discov 2012;11:790-811. ALK5i, TGFβ receptor I kinase inhibitor; TGFβ, transforming growth factor β. 48 Minimizing systemic inhibition of a cytokine essential for homeostasis Inhaled ALK5i Maintaining key systemic regulatory roles of TGFβ Wound repair Bone healing Cardiovascular homeostasis Tumor suppression Endocrine function

Ocular JAKi Potential best-in-disease, pan-JAK inhibitor with long-acting ocular anti-inflammatory activity

# Diabetic macular edema causes blindness in diabetics

**PATIENT POPULATION**

**2.7 million** US prevalence[1]

**#1** cause of blindness in diabetes[2]

**140%** higher direct and indirect healthcare costs in patients with DME vs diabetics without ocular disease[3]

Normal vision | Vision with DME



**CURRENT TREATMENT LANDSCAPE**

- 1st — **Anti-VEGF treatments** Most patients have suboptimal response
- 2nd — **Intraocular steroids** Side effects limit utility

**Nonpharmacological treatments** (e.g. laser coagulation) limited efficacy and significant adverse events

**STRATEGIC OPPORTUNITY**

**Ocular JAKi**

Potential to offer an alternative treatment for DME patients who are not optimally responding to treatment with VEGFi

Theravance Biopharma
Medicines That Make a Difference

1. © 2016 DR/Decision Resources, LLC. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission.
2. Romero-Aroca, World J Diabetes 2011;2(6): 98-104. 3. Lee et al Curr Med Res Opin 2008;24:1549-59.
Images from Angiogenesis Foundation, www.scienceofdme.org.
DME, Diabetic macular edema; JAKi, Janus kinase inhibitor; VEGFi, vascular endothelial growth factor inhibitor.

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1. Gonzalez VH, et al. Am J Ophthalmol 2016;172:72-79. DME, diabetic macular edema; VEGF, vascular endothelial growth factor. 51 Hyperglycemia Disruption of blood-retinal barrier Retinal capillary damage VEGF Inflammatory cytokines Intraocular anti-VEGF agents One third do not respond to anti-VEGF while another third have a suboptimal response1 Require frequent intravitreal injections Vascular leakage Need for broad, sustained release, anti-inflammatory with a safer side-effect profile DME

Unmet need for an anti-inflammatory drug: opportunity for eye-selective JAK inhibition 1.25 Effect of anti-VEGFEffect of Steroids VEGF IL-6 IP-10 MCP-1 Normalized Protein Level 1.00 0.75 0.75 0.50 0.50 0.25 0.25 0.00 0.00 VEGFIL-6IP-10MCP-1 Adapted from Sohn HJ, et. al. Am J Ophthalmol 2011; 152:686-694. IL-6, interleukin-6; IP-10, interferon γ-induced protein 10; JAK, Janus kinase; MCP-1, monocyte chemoattractant protein-1; VEGF, vascular endothelial growth factor. 52 UntreatedTreated

DME, diabetic macular edema; IL-6, interleukin-6; IP-10, interferon γ-induced protein 10; JAK, Janus kinase; MCP-1, monocyte chemoattractant protein-1; pSTAT, phosphorylated signal transducer and activator of transcription; Tyk, tyrosine kinase; VEGF, vascular endothelial growth factor. 53 IL-6 Interferons JAK1 JAK2 JAK1 Tyk2 TD-Eye JAKi MCP-1 IP-10 IL-6 and interferon signaling pathways in human primary cells IL-6 induced pSTAT3 and interferon-induced IP-10 in the back of the eye in vivo

JAK, Janus kinase. 54 STAT STAT STAT STAT STAT Compound concentration (g/mL or g/g ) α βγ JAK JAK JAKi P P P P NUCLEUS Single intravitreal injection of TD-Eye JAKi in Rabbits 1000 100 10 Vitreous humor (depot) 1 Retina 0.1 0.01 0.001 0.0001 Plasma 0.00001 0.000001 0123 Time (months)